STOCK PURCHASE AGREEMENT
                            ------------------------


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this 1st day of February, 1999 (the "Closing Date") between Gregory Halpern (the "Seller") and Circle Group Internet, Inc., an Illinois corporation ("CGI").

                              W I T N E S S E T H :

         WHEREAS, PPI Capital Corp., (the "PPI") has 50,000,000 shares of common stock, par value $.0001 per share (the "PPI Common Stock") and 10,000,000 shares of preferred stock ("PPI Preferred Stock") authorized of which 4,000,000 shares of PPI Common Stock and no shares of the PPI Preferred Stock are currently issued and outstanding; and

         WHEREAS, Seller owns 3,200,000 shares of the PPI Common Stock, and

         WHEREAS, the CGI desires to purchase an aggregate of 3,200,000 shares of Common Stock (the "PPI Shares") from Seller on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Seller desires to sell the PPI Shares to the CGI on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Seller and CGI hereby agree as follows:

1. Incorporation by reference. The above recitals are herein incorporated by reference.

2. Purchase and Sale. CGI shall purchase from Seller, and the Seller shall sell to CGI, the PPI Shares on the terms and conditions of this Agreement.

3. Consideration/Purchase Price. The purchase price (the "Purchase Price") for the PPI Shares shall be $20,000, which is being paid simultaneously herewith, the receipt of which is hereby acknowledged by Seller, by delivery of CGI's certified or bank check payable to the Seller in the amount of $20,000.

4. Obligations of Seller. At the Closing of this transaction (as defined herein), Seller shall deliver to CGI (i) the PPI Shares registered in the name of CGI or if the Shares are registered in the name of Seller, duly endorsed to CGI; and (ii) a receipt for the Purchase Price delivered to Seller by CGI pursuant to Section 3 hereof.


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5. Obligations of CGI. At the Closing, CGI shall deliver to Seller the Purchase
Price pursuant to the terms of Section 3 of this Agreement.

6. Closing and Condition to Closing.
   ---------------------------------

         6.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices CGI or at such other place mutually agreed upon between CGI and Seller on (the "Closing Date").

         6.2 Condition to Closing. The Closing shall be subject to satisfaction of the condition that (i) the representations and warranties of the Seller contained in Section 7 hereof, and CGI contained in Section 8 hereof, are true and correct as of the Closing Date; (ii) the Seller shall have delivered to CGI the items required by Section 4 hereof; (iii) CGI shall have delivered to Seller the items required by Section 5 hereof; and (iv) CGI and Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.

7. Representations and Warranties of the Seller.
   ---------------------------------------------

         7.1 Authority of Seller, Consents; Execution of Agreement. Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by him hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution or the transactions and obligations to be performed by him hereunder. This Agreement has been duly executed and delivered by Seller and constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws. To the best of the Seller's knowledge, PPI is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah, and is entitled to own or lease its property and to carry on its business as and in the places where such properties are now owned, leased or operated. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not by themselves result in a breach or default under, result on the creation of any lien, security interest, charge an encumbrance upon the PPI Shares, or any of the properties or assets of PPI as a result of the terms, conditions or provisions of any contract, note mortgage or on any PPI or any of its properties or assets may be bound.

         7.2 Capitalization. The authorized capital stock of PPI consists of 10,000,000 shares of Common Stock, of which 4,000,000 shares of PPI Common Stock are presently issued and outstanding. There are currently no outstanding warrants, options, subscription rights or other commitments of any character granted by PPI or the Seller relating to the issued or unissued shares of PPI Common Stock.

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         7.3 The PPI Shares. The PPI Shares are free and clear of all liens, pledges, hypothecation, option, contract and other encumbrance, except for such restrictions provided in this Agreement and pursuant to applicable law.

         7.4 Disclosure Documents. Seller acknowledges that he has been given a copy, and has reviewed, CGI's Post-Effective Amendment No. 1 to Form 1-A dated September 14, 1998 as filed with the Securities and Exchange Commission.

         7.5 True as of Closing Date. Seller warrants and represents that the warranties and representations contained in this Agreement are true and correct in all respects as of the Closing Date.

8. Representations and Warranties of CGI.
   --------------------------------------

         8.1 Authority of CGI; Execution of Agreement. CGI is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois, and is entitled to own or lease its property and to carry on its business as and in the places where such properties are now owned, leased or operated. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of CGI, and will not by themselves result in a breach or default under, or result in the creation of any lien, security interest, charge or encumbrance upon the CGI Shares, or any of the properties or assets of CGI as a result of the terms, conditions or provisions of any contract, note, mortgage or any other agreement, instrument or obligation to which CGI is a party or by which CGI or any of its properties or assets may be bound. CGI has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by CGI and constitutes a valid and legally binding obligation of CGI, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

         8.2 Investment. CGI warrants and acknowledges that:
             -----------

             8.2.1 the PPI Shares have not been registered under the Securities Act of 1933, as amended ("Act"), or under applicable state blue sky laws;

             8.2.2 CGI is acquiring the PPI Shares for its own account and not with a view towards distribution;

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             8.2.3 CGI is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the PPI Shares;

             8.2.4 CGI is aware that the PPI Shares may not be sold unless such securities are registered pursuant to the Act or qualify for an exemption from such registration.

         8.3 True as of Closing Date. CGI warrants and represents that the warranties and representations contained in this Agreement are true and correct in all respects as of the Closing Date.

9. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if physically delivered; delivered by overnight delivery, confirmed telecopy, telegram or courier; or three days after having been deposited in the United States Mail, as certified mail with return receipt requested and with postage prepaid, addressed to the recipient at the address as follows. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address will be effective only upon receipt.

         If to CGI:        Circle Group Internet, Inc.
                           827 East Orchard Street
                           Mundelein, IL  60060


         If to Seller:     Gregory Halpern
                           340 Bingham Circle
                           Mundelein, IL  60060

10. Miscellaneous.
    --------------

             (a) Assignment. This Agreement and the rights granted hereunder may not be assigned in whole or in part by any of the parties without the prior written consent of the other parties.

             (b) Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

             (c) Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

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             (d) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

             (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

             (f) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

             (g) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Illinois.

             (h) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

             (i) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

             (j) Jurisdiction. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Venue for any such action, in addition to any other venue permitted by statute, will be Lake County, Illinois.

             (k) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

             (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

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

             (m) Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

         The parties, as evidenced by their signatures below, acknowledge that this Agreement has been presented to their attorneys and that their attorneys have had the opportunity to review and explain to them the terms and provisions of the Agreement, and that they fully understand those terms and provisions.

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

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the date first above written.

                                       Seller:


                                       By: /s/ Gregory Halpern
                                           -------------------------------------
                                           Gregory Halpern


                                       CIRCLE GROUP INTERNET, INC.


                                       By: /s/ Gregory Halpern, CEO & President
                                           -------------------------------------
                                           Gregory Halpern, Chief Executive
                                           Officer and President



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